UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2007
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                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                       0-23150                 04-2987600
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(State or other jurisdictio         (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts     01923
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2007, Ibis Technology Corporation announced its financial results for the second quarter ending June 30, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         Exhibit 99.1. Press Release issued by Ibis Technology Corporation on July 25, 2007.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IBIS TECHNOLOGY CORPORATION
                                            ---------------------------

Date:  July 25, 2007                        /s/ William J. Schmidt
                                           -------------------------------------
                                               William J. Schmidt
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number             Description
--------           -----------
99.1               Press Release, Dated July 25, 2007, Announcing Second Quarter
                   2007 Results.